UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lakeshore Acquisition III Corp.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lakeshore Acquisition III Corp.

667 Madison Avenue,

New York, NY

[•], 2026

Dear Shareholders:

On behalf of the Board of Directors of Lakeshore Acquisition III Corp. (the “Company,” “LCCC,” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders at [•] a.m. Eastern Time on [•], 2026 (the “Extraordinary General Meeting”). We hope you can join us and participate by virtual attendance or in person. LCCC will be holding the Extraordinary General Meeting at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via https://loeb.zoom.us/[•].

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompanying this letter are also available at [•]. We are first mailing these materials to our shareholders on or about [•], 2026.

As discussed in the enclosed Proxy Statement, the Extraordinary General Meeting will be devoted to:

(i)

 As a special resolution, a proposal to amend and restate (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to extend the date by which it has to consummate a business combination from August 1, 2026 (the “Current Termination Date”) to August 1, 2027, for an additional twelve months on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Termination Date”), by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)

 As an ordinary resolution, a proposal to approve an amendment to the Investment Trust Agreement dated April 29, 2025 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment”), to allow the Company to extend the Current Termination Date up to twelve (12) times for an additional one (1) month each time by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public (the “Public Shares”) in the Company’s initial public offering (the “IPO”) which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension (each, a “Monthly Extension Fee”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii)

As an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal is to allow the Company additional time to complete a business combination (the “Combination Period”). Pursuant to the Company’s current Charter, the Company has 15 months from the closing of the IPO to complete a business combination.

As previously announced, on May 22, 2026, the Company entered into a merger agreement (the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) with (i) CPRO Electronics Holding Limited, a British Virgin Islands business company (“CPRO”); (ii) CPRO Electronics Co., Ltd., a South Korean company, which will become a wholly-owned subsidiary of CPRO prior to closing of the transactions contemplated in the Merger Agreement (“CPRO Korea”); (iii) CPRO Holding Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (the “Purchaser”); and (iv) LCCC Merger Sub Inc., a British Virgin Islands business company and wholly-owned subsidiary of the Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, upon the closing of the transactions contemplated in the Merger Agreement, among other things, (i) the Company will be merged with and into the Purchaser, the separate corporate existence of the Company will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”) and the Merger Sub will become a wholly owned subsidiary of the Purchaser as a consequence of the Reincorporation Merger; and (ii) at least one business day following the Reincorporation Merger, the Merger Sub will merge with and into CPRO, the separate corporate existence of the Merger Sub will cease and CPRO will continue as the surviving company under the laws of the British Virgin Islands and become a wholly owned subsidiary of the Purchaser. Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

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If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period from August 1, 2026 (i.e., 15 months from the consummation of the IPO) to August 1, 2027 (i.e., 27 months from the consummation of the IPO) on a month-to-month basis by depositing the Monthly Extension Fee to the Trust Account. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by August 1, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by the first of each succeeding month until August 1, 2027.

Each of the Charter Amendment Proposal and Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before August 1, 2026, the Current Termination Date, to consummate the Business Combination.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the period of time to consummate a business combination for an additional twelve (12) months from August 1, 2026 to August 1, 2027, on a month-to-month basis by depositing the Monthly Extension Fee to the Trust Account, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five (5) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our board of directors, dissolve and liquidate. In the event we wind up, there will be no redemption rights or liquidating distributions with respect to our public rights or private placement rights and the public rights and private placement rights (collectively, the “Rights”) will expire worthless.

The Company wants to allow shareholders to redeem early, give itself more time to complete a business combination, and expects that there will be significant redemptions at the Extraordinary General Meeting.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought in connection with the Business Combination) or the Company has not consummated the Business Combination by the applicable termination date.

 In connection with the Charter Amendment, public shareholders may elect (the “Election”) to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. If the Charter Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in the Charter Amendment. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $[•] million as of [•], 2026. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Termination Date. As of the date of this Proxy Statement, the Sponsor owns (i) an aggregate of 1,725,000 of the Company’s ordinary shares (“Founder Shares”) that were issued prior to our IPO and (ii) 280,000 units purchased in a private placement which occurred simultaneously with the completion of the IPO (“Private Placement Units”). If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Placement Units held by the Sponsor will become worthless.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or [•], 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker, or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [•], 2026, there was approximately $[•] million in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period fully to August 1, 2027, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation, as applicable, will be approximately $[•] per share (without taking into account any interest). NO ADDITIONAL FUNDS WILL BE DEPOSITED INTO THE TRUST ACCOUNT IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED.

Our Board has fixed the close of business on [•], 2026, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting in person or virtually, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of LCCC shares you own, your attendance in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the proposals at the Extraordinary General Meeting. Whether or not you plan to participate at the Extraordinary General Meeting in person or virtually, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in Lakeshore Acquisition III Corp.

Sincerely,

Deyin (Bill) Chen Chief Executive Officer, Chief Financial Officer and Chairman
[•], 2026

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Lakeshore Acquisition III Corp.

 667 Madison Avenue,

New York, NY

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE

HELD ON [•], 2026

To the Shareholders of Lakeshore Acquisition III Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders of Lakeshore Acquisition III Corp. (the “Company,” “LCCC,” or “we”), a Cayman Islands exempted company, will be held on [•], 2026, at [•] a.m. Eastern Time, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via https://loeb.zoom.us/[•].

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

(i)

As a special resolution, a proposal to amend and restate (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to extend the date by which it has to consummate a business combination from August 1, 2026 (the “Current Termination Date”) to August 1, 2027, for an additional twelve months on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Termination Date”), by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)

As an ordinary resolution, a proposal to approve an amendment to the Investment Trust Agreement dated April 29, 2025 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment”), to allow the Company to extend the Current Termination Date up to twelve (12) times for an additional one (1) month each time by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public (the “Public Shares”) in the Company’s initial public offering (the “IPO”) which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension (each, a “Monthly Extension Fee”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii)

As an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The Board has fixed the close of business on [•], 2026 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

By Order of the Board of Directors

Chief Executive Officer, Chief Financial Officer and Chairman
[•], 2026

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IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE EXTRAORDINARY GENERAL MEETING IN PERSON OR VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN, AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA, OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2026. THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT [•]. THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY IS:

Lakeshore Acquisition III Corp.

667 Madison Avenue,

New York, NY

6

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.

The Company is a blank check company incorporated in the Cayman Islands as an exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Company’s Charter provides for the return of the proceeds from its IPO held in trust to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Current Termination Date.

The Company believes that it is in the best interests of its shareholders to extend its Combination Period until the Extended Termination Date, if necessary, in order to allow the Company additional time to complete a business combination and is therefore holding this Extraordinary General Meeting. The Company intends to hold a business combination extraordinary general meeting to approve a business combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on [•], 2026, at [•] a.m., New York Time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/[•]. We encourage shareholders to attend the Extraordinary General Meeting virtually.

Q.	How may I participate in the Extraordinary General Meeting virtually?

A.

If you are a shareholder of record as of [•], 2026, the record date for the Extraordinary General Meeting (the “Record Date”), you should receive a proxy card from VStock Transfer, LLC, containing instructions on how to attend the Extraordinary General Meeting.

You can attend the Extraordinary General Meeting via webcast by visiting https://loeb.zoom.us/[•].

If your shares are held in street name, and you would like to join and not vote, please contact your broker about receiving a proxy to do so. Either way, you must contact Advantage Proxy, Inc. for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	The Company’s shareholders are being asked to consider and vote on the following proposals:

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(i)

As a special resolution, a proposal to amend and restate (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to extend the date by which it has to consummate a business combination from August 1, 2026 (the “Current Termination Date”) to August 1, 2027, for an additional twelve months on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Termination Date”), by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)

As an ordinary resolution, a proposal to approve an amendment to the Investment Trust Agreement dated April 29, 2025 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment”), to allow the Company to extend the Current Termination Date up to twelve (12) times for an additional one (1) month each time by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public (the “Public Shares”) in the Company’s initial public offering (the “IPO”) which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension (each, a “Monthly Extension Fee”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii)

As an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.

Each of the Charter Amendment Proposal and Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Approval of the Charter Amendment Proposal and Trust Amendment Proposal are conditions to the implementation of the Charter Amendment, the Trust Amendment and the Extensions. Notwithstanding the foregoing, even if the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the existing Charter and may liquidate on the Current Termination Date.

If the Charter Amendment is implemented and one or more the Company’s shareholders elect to redeem their Public Shares pursuant to the redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Termination Date.

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by August 1, 2026, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders, and our Rights will expire worthless.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 1,725,000 Founder Shares and ordinary shares underlying the 280,000 Private Placement Units. There will be no distribution from the Trust Account with respect to the Company’s Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Charter Amendment Proposal and the Trust Amendment Proposal prior to the Extraordinary General Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Amendment and Trust Amendment.

8

Q.	Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A.

As previously announced, on May 22, 2026, the Company entered into a merger agreement (the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) with (i) CPRO Electronics Holding Limited, a British Virgin Islands business company (“CPRO”); (ii) CPRO Electronics Co., Ltd., a South Korean company, which will become a wholly-owned subsidiary of CPRO prior to closing of the transactions contemplated in the Merger Agreement (“CPRO Korea”); (iii) CPRO Holding Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (the “Purchaser”); and (iv) LCCC Merger Sub Inc., a British Virgin Islands business company and wholly-owned subsidiary of the Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, upon the closing of the transactions contemplated in the Merger Agreement, among other things, (i) the Company will be merged with and into the Purchaser, the separate corporate existence of the Company will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”) and the Merger Sub will become a wholly owned subsidiary of the Purchaser as a consequence of the Reincorporation Merger; and (ii) at least one business day following the Reincorporation Merger, the Merger Sub will merge with and into CPRO, the separate corporate existence of the Merger Sub will cease and CPRO will continue as the surviving company under the laws of the British Virgin Islands and become a wholly owned subsidiary of the Purchaser. Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to provide the Company with additional time to complete the Business Combination. As of the date of this Proxy Statement, we have up to August 1, 2026 to complete an initial business combination.

Our Board currently believes that there is not sufficient time before the Current Termination Date to prepare appropriate documentation in connection with the Business Combination, hold a special meeting to seek the shareholders’ approval required for the Business Combination and to consummate the Business Combination. Completion of the Business Combination is subject to, among other matters, satisfaction of the closing conditions and approval of the transaction by our shareholders. Our Board believes that in order for our shareholders to evaluate the Business Combination and for us to have time to consummate the Business Combination, we need to obtain the Extensions. However, even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extensions are implemented, there is no assurance that the Company will be able to consummate the Business Combination prior to the Extended Termination Date, given the actions that must occur prior to closing of the Business Combination..

Approval of the Charter Amendment Proposal and Trust Amendment Proposal are conditions to the implementation of the Charter Amendment, the Trust Amendment and the Extensions. You are not being asked to vote on a business combination at the Extraordinary General Meeting. The vote by the Company shareholders on a business combination will occur at a separate extraordinary general meeting of the Company shareholders, to be held at a later date, and the solicitation of proxies from the Company shareholders in connection with such separate business combination extraordinary general meeting, and the related right of the Company shareholders to redeem in connection with a business combination (which is a separate right to redeem in addition to the right to redeem in connection with the Charter Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Charter Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes for the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

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Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Charter Amendment Proposal requires a special resolution under the current Charter, being a resolution passed by at least two-thirds of the votes cast by holders of issued and outstanding ordinary shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding ordinary shares representing at least a majority of the voting power of all issued and outstanding ordinary shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Proposal.

The approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the existing Charter, being a resolution passed by at least a majority of the votes cast by holders of issued and outstanding ordinary shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding ordinary shares representing at least a majority of the voting power of all issued and outstanding ordinary shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Trust Agreement Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the existing Charter, being a resolution passed by a simple majority of the votes cast by holders of issued and outstanding ordinary shares who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding ordinary shares representing at least a majority of the voting power of all issued and outstanding ordinary shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q.	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A.

The Company believes its shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the time the Company has to complete a business combination until the Extended Termination Date.

The Board unanimously recommends that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by the Company shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for the approval of the Charter Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

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Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised the Company that they intend to vote any ordinary shares over which they have voting control, in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any ordinary shares in connection with the Charter Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 1,975,000 ordinary shares, representing approximately 22.2% of the Company’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal?

A.	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and will have no effect on the outcome of proposals.

If the Charter Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.

If there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five (5) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our Board of Directors, dissolve and liquidate. There will be no redemption rights or liquidating distributions with respect to our public rights or private placement rights, which will expire worthless in the event we wind up.

The Sponsor and the officers, directors, and the initial shareholders of the Company waived their rights to participate in any liquidation distribution with respect to the 2,005,000 ordinary shares they hold. There will be no distribution from the Trust Account with respect to the Company’s Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q.	If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company may, but are not obligated to, extend the Current termination Date up to twelve (12) times for an additional one (1) month each time, provided that the Sponsor or its designee must deposit into the Trust Account the Monthly Extension Fee in the amount of the lesser of (i) $67,500 for all remaining public shares and (ii) $0.033 for each remaining public share in the Trust Account for each Extension. the Company will continue to attempt to consummate a business combination until the Extended Termination Date. The Company will file the second amended and restated memorandum and articles of association with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to obtain the required shareholders’ approval for a business combination at an extraordinary general meeting at a later date, and consummate a business combination on or before the Extended Termination Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extensions are implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

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Q.	Am I able to exercise my redemption rights in connection with a business combination?

A.

If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with a business combination if you are a holder of ordinary shares as of the close of business on the record date for a business combination extraordinary general meeting, and you will be able to vote to approve a business combination in a business combination extraordinary general meeting, to be held at a later date. The Extraordinary General Meeting relating to the Charter Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with a business combination, subject to any limitations set forth in the then Charter (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two (2) business days before the Extraordinary General Meeting of the Company shareholders to vote on a business combination).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote “FOR” or “AGAINST” the Charter Amendment Proposal?

A.

Yes. Whether you vote “FOR” or “AGAINST” the proposals, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.	May I change my vote after I have mailed my signed proxy card?

A.

Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s proxy solicitor, Advantage Proxy, Inc., at P.O. Box 10904, Yakima, WA 98909, so that it is received by the Company prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on June 3, 2026). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by the Company’s secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person or via the Internet. Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q.	If my shares are held in “street name,” will my broker, bank, or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the proposals.

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Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of the Company shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in the Company entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you are a holder of record of ordinary shares on the Record Date for the Extraordinary General Meeting, you may vote in person or by Internet attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope not less than 48 hours before the time for holding the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person or via the Internet, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the Extraordinary General Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com. If you wish to attend the Extraordinary General Meeting via the Internet or in person you should contact Advantage Proxy to obtain this information. You should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

Q.	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company shareholders vote “FOR” the Charter Amendment Proposal, Trust Amendment Proposal, and, if necessary, the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?

A.

The Company’s directors and officers have interests in the Charter Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Public Shares, Founder Shares, and Private Placement Units. See the section entitled “Proposal 1. The Charter Amendment Proposal — Interests of Certain Persons in the Charter Amendment and the Consummation of a Business Combination” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A.	No. There are no appraisal rights available to the Company shareholders in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q.	If I own a public right, can I exercise redemption rights with respect to my public rights?

A.

No. The holders of public rights issued in connection with the IPO (one right was included in the units sold in the IPO) with each right to receive one-sixth of one ordinary share upon the consummation of an initial business combination have no redemption rights with respect to such public rights.

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Q.	If I am a Unit holder, can I exercise redemption rights with respect to my units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to VStock Transfer, LLC (the “Transfer Agent”) with written instructions to separate such Units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions to the Transfer Agent. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You should read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and consider how the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank, or other nominee, on the voting instruction form provided by the broker, bank, or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Charter Amendment Proposal, and contingent upon the effectiveness of the implementation of the Charter Amendment, the Company shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the Extraordinary General Meeting, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any, subject to the limitations described in the final prospectus dated April 30, 2025, filed in connection with the IPO.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on [•], 2026 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Transfer Agent, at VStock Transfer, LLC, 18 Lafayette Pl, Woodmere, NY 11598, Attn: Action Team (email: action@vstocktransfer.com) that the Company redeem your Public Shares for cash, and (ii) deliver your shares to the Transfer Agent physically or electronically through DTC. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

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A physical share certificate will not be needed if your shares are delivered to the Transfer Agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than two (2) weeks to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Transfer Agent and decide within the required timeframe not to exercise your redemption rights, you may request that the Transfer Agent return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the address listed above.

The Company’s shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the vote on the proposal to approve the Charter Amendment at the Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Charter Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to the Company shareholders for a business combination extraordinary general meeting to be held on a later date.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company will also reimburse banks, brokers, and other custodians, nominees, and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. The directors, officers, and employees of the Company may also solicit proxies in person, by telephone, or by other means of communication. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

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Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Tel: [877-870-8565 (toll-free)] or

[(206) 870-8565] (banks and brokers can call collect)

Email: [ksmith@advantageproxy.com]

To obtain timely delivery, the Company shareholders must request the materials no later than [•], 2026, or three (3) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on [•], 2026 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

VStock Transfer, LLC

18 Lafayette Place, Woodmere,

New York 11598

Email: action@vstocktransfer.com

Attn: Action Team

You may also contact the Company at:

Lakeshore Acquisition III Corp.

667 Madison Avenue,

New York, NY 10065

(917) 327-9933

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PROXY STATEMENT

FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD [•], 2026

FIRST MAILED ON OR ABOUT [•], 2026

Date, Time, and Place of the Extraordinary General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Lakeshore Acquisition III Corp. (the “Company,” “LCCC,” or “we”), a Cayman Islands exempted company, in connection with the Extraordinary General Meeting of Shareholders to be held on [•], 2026, at [•] a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Extraordinary General Meeting, and any adjournments thereof, will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via https://loeb.zoom.us/[•].

The principal executive office of the Company is 667 Madison Avenue, New York, NY 10065, and its telephone number, including area code is (917) 327-9933.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following matters:

(i)

As a special resolution, a proposal to amend and restate (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to extend the date by which it has to consummate a business combination from August 1, 2026 (the “Current Termination Date”) to August 1, 2027, for an additional twelve months on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Termination Date”), by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”) (we refer to this proposal as the “Charter Amendment Proposal”);

(ii)

As an ordinary resolution, a proposal to approve an amendment to the Investment Trust Agreement dated April 29, 2025 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment”), to allow the Company to extend the Current Termination Date up to twelve (12) times for an additional one (1) month each time by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public (the “Public Shares”) in the Company’s initial public offering (the “IPO”) which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension (each, a “Monthly Extension Fee”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii)

As an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal is to allow the Company additional time to complete a business combination (the “Combination Period”). Pursuant to the Company’s current Charter, the Company has 15 months from the closing of the IPO to complete a business combination.

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As previously announced, on May 22, 2026, the Company entered into a merger agreement (the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) with (i) CPRO Electronics Holding Limited, a British Virgin Islands business company (“CPRO”); (ii) CPRO Electronics Co., Ltd., a South Korean company, which will become a wholly-owned subsidiary of CPRO prior to closing of the transactions contemplated in the Merger Agreement (“CPRO Korea”); (iii) CPRO Holding Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (the “Purchaser”); and (iv) LCCC Merger Sub Inc., a British Virgin Islands business company and wholly-owned subsidiary of the Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, upon the closing of the transactions contemplated in the Merger Agreement, among other things, (i) the Company will be merged with and into the Purchaser, the separate corporate existence of the Company will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”) and the Merger Sub will become a wholly owned subsidiary of the Purchaser as a consequence of the Reincorporation Merger; and (ii) at least one business day following the Reincorporation Merger, the Merger Sub will merge with and into CPRO, the separate corporate existence of the Merger Sub will cease and CPRO will continue as the surviving company under the laws of the British Virgin Islands and become a wholly owned subsidiary of the Purchaser. Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period from August 1, 2026 (i.e., 15 months from the consummation of the IPO) to August 1, 2027 (i.e., 27 months from the consummation of the IPO) on a month-to-month basis by depositing the Monthly Extension Fee to the Trust Account. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by August 1, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by the first of each succeeding month until August 1, 2027.

Each of the Charter Amendment Proposal and Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before August 1, 2026, the Current Termination Date, to consummate the Business Combination.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the period of time to consummate a business combination for an additional twelve (12) months from August 1, 2026 to August 1, 2027, on a month-to-month basis by depositing the Monthly Extension Fee to the Trust Account, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date. If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five (5) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our board of directors, dissolve and liquidate. In the event we wind up, there will be no redemption rights or liquidating distributions with respect to our public rights or private placement rights and the public rights and private placement rights (collectively, the “Rights”) will expire worthless.

The Company wants to allow shareholders to redeem early, give itself more time to complete a business combination, and expects that there will be significant redemptions at the Extraordinary General Meeting.

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Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [•], 2026 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournments thereof.

Holders of the Company’s ordinary shares (the “Ordinary Shares”) will vote together as a single class, with each share entitling the holder thereof to one vote. The Ordinary Shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. The proxy may be revoked by the shareholders at any time prior to its being voted by filing with the Company’s CEO either by a notice of revocation or a duly executed proxy bearing a later date. We intend to mail or otherwise release this Proxy Statement and the enclosed proxy card to our shareholders on or about [•], 2026.

Dissenters’ Right of Appraisal

Holders of Ordinary Shares do not have appraisal rights under the laws of Cayman Islands or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the meeting is 8,905,000. Each Ordinary Share is entitled to one vote. The presence by proxy or attendance, in person or virtually, at the Extraordinary General Meeting of the holders of not less than a majority of the votes of the Ordinary Shares entitled to vote at the Extraordinary General Meeting will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 and 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	Two-thirds of the shares present by attendance or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	No
Trust Amendment	Majority of the shares present by attendance or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	No
Adjournment	Majority of the shares present by attendance or by virtual attendance or represented by proxy which were present at the Extraordinary General Meeting and were voted	Yes

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An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of Ordinary Shares that you own.

You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank, or other nominee, you will need to follow the instructions provided to you by your broker, bank, or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

You can participate in the Extraordinary General Meeting and vote in person physically or by virtual attendance even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank, or other nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone, or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 10904

Yakima, WA 98909

Free: [877-870-8565]

Collect: [206-870-8565]

[ksmith@advantageproxy.com]

The cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

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Delivery of Proxy Materials to Shareholders

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of Proxy Statement for future shareholder meetings of the Company, please specify such request to VStock Transfer, LLC for registered shareholders and if your shares are held in a brokerage account the request should go to your brokerage firm.

If you share an address with at least one other shareholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request to VStock Transfer, LLC for registered shareholders and if your shares are held in a brokerage account the request should go to your brokerage firm.

Redemption Rights

Pursuant to our Charter, any holders of our Public Shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable and less up to $50,000 of interest to pay dissolution expenses, calculated as of two (2) business days prior to the Extraordinary General Meeting. Regardless whether you vote for or against the Charter Amendment Proposal, if your request is properly made and the Charter Amendment Proposal is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the net proceeds of our IPO (calculated as of two (2) business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $[•] million on [•], 2026, the estimated per share redemption price would have been approximately $[•].

In order to exercise your redemption rights, you must:

•

submit a request in writing prior to 5:00 p.m., Eastern Time on [•], 2026 (two (2) business days before the Extraordinary General Meeting) that we convert your Public Shares for cash to VStock Transfer, LLC, our transfer agent, at the following address:

VStock Transfer, LLC

18 Lafayette Place, Woodmere,

New York 11598

Email: action@vstocktransfer.com

Attn: Action Team

and,

•

deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks.

Shareholders who hold their shares in street name will have to coordinate with their broker, bank, or nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

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If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, we may be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders, and the Rights will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public rights prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to VStock Transfer, LLC with written instructions to separate such units into Public Shares and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company, or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to VStock Transfer, LLC. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one (1) full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary as of [•]:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

The beneficial ownership of our Ordinary Shares is based on an aggregate of 8,905,000 Ordinary Shares issued and outstanding as of [•] and the record of beneficial ownership as indicated in the statements filed with the SEC pursuant section 13(d) or 13(g) as of [•].

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares

Bill Chen(2)	1,975,000	22.2%
H. David Sherman	10,000	*
Jon M. Montgomery	10,000	*
Brian Ferrier	10,000	*
All executive officers and directors (four individuals) as a group	2,005,000	22.5%
5% Holders
RedOne Investment Limited(2)	1,975,000	22.2%
Shaolin Capital Management LLC(3)	450,100	5.1%
Westchester Capital Management, LLC(4)	625,705	7.7%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Lakeshore Acquisition III Corp., 667 Madison Avenue, New York, NY 10065.

(2)

RedOne Investment Limited, our Sponsor, is the record holder of the shares reported herein. Bill Chen is the managing member of the sponsor and has voting and dispositive power over the shares owned by the Sponsor. Mr. Chen disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)	According to a Schedule 13G filed on July 22, 2025 jointly by Shaolin Capital Management LLC and David Puritz, whose principal business address is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(4)

According to a Schedule 13G filed on November 14, 2025 jointly by Westchester Capital Management, LLC ("Westchester"), Westchester Capital Partners, LLC ("WCP"), Virtus Investment Advisers, LLC ("Virtus"), and The Merger Fund ("MF"). Virtus, a registered investment adviser, serves as the investment adviser to MF, The Merger Fund VL ("MF VL"), Virtus Westchester Event-Driven Fund ("EDF") and Virtus Westchester Credit Event Fund ("CEF"). Westchester, a registered investment adviser, serves as sub-advisor to each of MF, MF VL, EDF, CEF, JNL/Westchester Capital Event Driven Fund ("JNL"), JNL Multi-Manager Alternative Fund ("JARB") and Principal Funds, Inc. - Global Multi-Strategy Fund ("PRIN"). WCP, a registered investment adviser, serves as investment adviser to Westchester Capital Master Trust ("Master Trust", together with MF, MF VL, EDF, CEF, JNL, JARB and PRIN, the "Funds"). The Funds directly hold Ordinary Shares of the Company for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester and WCP. The principal business address of Westchester Capital Management, LLC is 100 Summit Lake Drive, Valhalla, NY 10595.

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 PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend and restate (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) extend the date by which it has to consummate a business combination from August 1, 2026 (the “Current Termination Date”) to August 1, 2027, for an additional twelve months on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Termination Date”), by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement.

Pursuant to the Company’s current Charter, the Company has 15 months from the closing of the IPO to complete a business combination. If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period from August 1, 2026 (i.e., 15 months from the consummation of the IPO) to August 1, 2027 (i.e., 27 months from the consummation of the IPO) on a month-to-month basis by depositing the Monthly Extension Fee to the Trust Account. The first Monthly Extension Fee after the approval of the Charter Amendment Proposal must be made by August 1, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by the first of each succeeding month until August 1, 2027.

The complete text of the proposed amendment is attached to this Proxy Statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The purpose of the Charter Amendment Proposal, is to allow the Company additional time to complete a business combination. Pursuant to the Company’s current Charter, the Company has 15 months from the closing of the IPO to complete a business combination.

As previously announced, on May 22, 2026, the Company entered into a merger agreement (the “Merger Agreement,” and the transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination”) with (i) CPRO Electronics Holding Limited, a British Virgin Islands business company (“CPRO”); (ii) CPRO Electronics Co., Ltd., a South Korean company, which will become a wholly-owned subsidiary of CPRO prior to closing of the transactions contemplated in the Merger Agreement (“CPRO Korea”); (iii) CPRO Holding Limited, a Cayman Islands exempted company and wholly-owned subsidiary of the Parent (the “Purchaser”); and (iv) LCCC Merger Sub Inc., a British Virgin Islands business company and wholly-owned subsidiary of the Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, upon the closing of the transactions contemplated in the Merger Agreement, among other things, (i) the Company will be merged with and into the Purchaser, the separate corporate existence of the Company will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”) and the Merger Sub will become a wholly owned subsidiary of the Purchaser as a consequence of the Reincorporation Merger; and (ii) at least one business day following the Reincorporation Merger, the Merger Sub will merge with and into CPRO, the separate corporate existence of the Merger Sub will cease and CPRO will continue as the surviving company under the laws of the British Virgin Islands and become a wholly owned subsidiary of the Purchaser. Our Board of Directors has unanimously (i) approved and declared advisable the Merger Agreement and the Business Combination and (ii) resolved to recommend approval of the Merger Agreement and related matters by our shareholders. The Company will hold a separate meeting of shareholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all its shareholders.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five (5) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our board of directors, dissolve and liquidate. In the event we wind up, there will be no redemption rights or liquidating distributions with respect to our public rights or private placement rights and the public rights and private placement rights (collectively, the “Rights”) will expire worthless.

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Interests of Certain Persons in the Charter Amendment and the Consummation of a Business Combination

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, you should keep in mind that LCCC’s Sponsor, directors, and officers (collectively, “Initial Shareholders”) have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•	The Sponsor has agreed not to redeem any ordinary shares held by it in connection with a shareholder vote to approve an initial business combination.

•	The fact that the Sponsor, directors or officers or their affiliates have agreed to vote their LCCC ordinary shares in favor of the consummation of a Business Combination.

•

The exercise of LCCC’s directors’ and officers’ discretion in agreeing to changes or waivers the terms of the Merger Agreement and related transactions may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interests.

•

If LCCC is unable to complete an initial business combination within the required time period, the Sponsor may be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by LCCC for services rendered or contracted for LCCC. If LCCC consummates an initial business combination, on the other hand, the combined company will be liable for all such claims.

•

LCCC’s three independent directors collectively holds 30,000 Founder Shares. If LCCC does not complete an initial business combination, such Founder Shares will expire worthless. Accordingly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate LCCC’s initial business combination as such compensation will not be received unless LCCC consummate such business combination.

•

The Sponsor may make loans from time to time to LCCC to fund certain capital requirements. If our Sponsor makes any working capital loans, up to $1,000,000 of such loans may be converted into units, at the price of $10.00 per unit at the option of the lender. Such units would be identical to the Private Placement Units. If we do not complete a Business Combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans. Since LCCC will not repay such loans if LCCC does not complete a business combination, a conflict of interest may arise.

•

The Sponsor and LCCC’s officers and directors and their affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on LCCC’s behalf, such as identifying and investigating possible business targets and business combinations. Unless LCCC consummates our initial business combination, LCCC’s officers, directors and insiders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account. If an initial business combination is not completed by August 1, 2026 (unless further extended), they will not have any claim against the Trust Account for reimbursement. Accordingly, LCCC may not be able to reimburse these expenses, and the Sponsor and LCCC’s officers and directors and their affiliates will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital if the Business Combination or another business combination is not completed within the allotted time period.

•

The continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after the Business Combination covering LCCC’s current directors and officers.

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•

With certain limited exceptions, the Founder Shares will not be transferable, assignable or saleable by the Sponsor until the earlier of (i) 180 days after the completion of our initial business combination; and (ii) subsequent to our initial business combination, the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, the founder shares will be released from the lock-up if (1) the last reported sale price of our ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 90 days after our initial business combination or (2) if we complete a transaction after our initial business combination which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. With certain limited exceptions, the Private Placement Units, private placement shares, private placement rights and ordinary shares underlying such private placement rights will not be transferable, assignable or salable by the Initial Shareholders until the completion of LCCC’s initial business combination. Since the Sponsor and its affiliates, LCCC’s officers and directors may directly or indirectly own Ordinary Shares and Rights, LCCC’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate an initial business combination.

•

None of LCCC’s officers or directors is required to commit his or her full time to LCCC’s affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities. LCCC does not intend to have any full-time employees prior to the completion of LCCC’s initial business combination. Each of LCCC’s officers is engaged in several other business endeavors for which he or she may be entitled to substantial compensation, and LCCC’s officers are not obligated to contribute any specific number of hours per week to LCCC’s affairs.

•

LCCC’s officers and directors may have a consulting relationship with other corporations and may have a conflict of interest including but not limited to allocating his or her time among various business activities.

•

In the course of their other business activities, LCCC’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to LCCC as well as the other entities with which they are affiliated. LCCC’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

If an initial business combination is not completed by August 1, 2026, LCCC will be required to liquidate. In such event:

•

1,725,000 Ordinary Shares held by the Sponsor, which were acquired by the Sponsor prior to LCCC’s IPO for an aggregate purchase price of $0.014 per share, or $25,000 in the aggregate, will be worthless because the Sponsor is not entitled to participate in any redemption of distribution from the Trust Account with respect to such securities. Such Ordinary Shares had an aggregate market value of approximately $[•] million based on the closing price of the Ordinary Shares of $[•] per share on the Nasdaq Global Market as of [•], 2026. The Sponsor and its affiliates and LCCC’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•

280,000 Private Placement Units purchased by the Sponsor for $2,800,000 will be worthless because the Sponsor is not entitled to participate in any redemption of distribution from the Trust Account with respect to such securities. At the consummation of the initial business combination, such Private Placement Units would have an aggregate market value of approximately $[•] million based on the closing price of $[•] per Unit on the Nasdaq Global Market as of [•], 2026. The Sponsor and its affiliates and LCCC’s officers and directors waived their redemption rights and liquidation rights in connection with the purchase of the Private Placement Units and no other consideration was paid for such agreement.

•

Because of these interests, LCCC’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the Ordinary Shares declined to $5.00 per share after the close of the Business Combination, LCCC’s public shareholder that purchased shares in the IPO would have a loss of $5.00 per share, while LCCC’s Sponsor would have a gain of $4.986 per share because it acquired the Founder Shares for a nominal amount. In other words, LCCC’s Sponsor can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the post-combination Company.

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Other interests of LCCC’s Initial Shareholders in the Business Combination will be fully described in the proxy statement to be made available to LCCC’s shareholders in connection with the shareholder approval of such proposed transaction.

There are no assurances that the Charter Amendment, even if approved and implemented, will enable us to complete the Business Combination with CPRO or an initial business combination.

Approving the Charter Amendment involves a number of risks. Even if the Charter Amendment is approved, the Company can provide no assurances that the Business Combination or any initial business combination will be consummated prior to the Extended Termination Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment is approved and Extensions are implemented, the Company expects to seek shareholder approval of the Business Combination.

We are required to offer shareholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with the shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with shareholder votes on each of the Extension and the Business Combination could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares in the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes in international trade policies, tariffs and treaties affecting imports and exports may have a material adverse effect on our search for an initial business combination target or the performance or business prospects of a post-business combination company.

There have recently been significant changes to international trade policies and tariffs affecting imports and exports. Any significant increases in tariffs on goods or materials or other changes in trade policy could negatively affect our search for a target and/or our ability to complete our initial business combination.

Recently, the U.S. has implemented a range of new tariffs and increases to existing tariffs. In response to the tariffs announced by the U.S., other countries have imposed, are considering imposing, and may in the future impose new or increased tariffs on certain exports from the United States. There is currently significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, taxes, government regulations and tariffs and we cannot predict whether, and to what extent, current tariffs will continue or trade policies will change in the future.

Tariffs, or the threat of tariffs or increased tariffs, could have a significant negative impact on certain businesses (either due to domestic businesses’ reliance on imported goods or dependence on access to foreign markets, or foreign businesses’ reliance on sales into the United States). In addition, retaliatory tariffs could have a significant negative impact on foreign businesses that rely on imports from the United States, and domestic businesses that rely on exporting goods internationally. These tariffs and threats of tariffs and other potential trade policy changes could negatively affect the attractiveness of certain initial business combination targets, or lead to material adverse effects on a post-business combination company. Among other things, historical financial performance of companies affected by trade policies and/or tariffs may not provide useful guidance as to the future performance of such companies, because future financial performance of those companies may be materially affected by new U.S. tariffs or foreign retaliatory tariffs, or other changes to trade policies. The business prospects of a particular target for a business combination could change even after we have entered into a business combination agreement as a result of tariffs or the threat of tariffs that may have a material impact on that target’s business, and it may be costly or impractical for us to terminate that business combination agreement. These factors could affect our selection of a business combination target.

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We may not be able to adequately address the risks presented by these tariffs or other potential trade policy changes. As a result, we may deem it costly, impractical or risky to complete an initial business combination with a particular target or with a target in a particular industry or from a particular country. Consequently, the pool of potential target companies may be reduced, which could impair our ability to identify a suitable target and to complete an initial business combination. If we complete an initial business combination with such a target, the post-business combination company’s operations and financial results could be adversely affected as a result of tariffs or changes to trade policies, which may cause the market value of the securities of the post-business combination company to decline.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Committee on Foreign Investment in the U.S. (“CFIUS”) is an interagency committee authorized to review certain transactions involving acquisitions and investments in the U.S. by foreign persons in order to determine the effect of such transactions on the national security of the U.S. CFIUS has jurisdiction to review transactions that could result in control of a U.S. business directly or indirectly by a foreign person, certain non-controlling investments that afford the foreign investor non-passive rights in a “TID U.S. business” (defined as a U.S. business that (1) produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies; (2) owns or operates certain critical infrastructure; or (3) collects or maintains directly or indirectly sensitive personal data of U.S. citizens), and certain acquisitions, leases, and concessions involving real estate even with no underlying U.S. business. Certain categories of acquisitions of and investments in a U.S. business also may be subject to a mandatory notification requirement.

Our sponsor, RedOne Investment Limited, a British Virgin Islands company, is controlled by or has substantial ties with non-U.S. persons domiciled outside the U.S. Acquisitions and investments by non-U.S. persons in certain U.S. businesses may be subject to rules or regulations that limit foreign ownership. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If the Charter Amendment Proposal is not approved, and we cannot complete our Business Combination by August 1, 2026 because the review process drags on beyond the Combination Period or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $[•] per share, and our Rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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If we are deemed to be an investment company under the Investment Company Act, we would be required to meet burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination. In that case, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate itself.

There is currently uncertainty concerning the applicability of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder, to a special purpose acquisition company such as LCCC. Notwithstanding an investment of proceeds in government securities, LCCC could nevertheless be considered to be operating as an unregistered investment company, and the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that LCCC may be considered an unregistered investment company.

If LCCC is deemed to be an investment company under the Investment Company Act, LCCC’s activities would be severely restricted and LCCC would be subject to burdensome compliance requirements. Although LCCC does not believe that its principal activities will subject itself to regulation as an investment company under the Investment Company Act, if LCCC is deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, LCCC would be subject to additional regulatory burdens and expenses for which LCCC has not allotted funds. As a result, unless LCCC were able to modify its activities so that LCCC would not be deemed an investment company, LCCC would expect to abandon its efforts to complete an initial business combination and instead to liquidate itself. If LCCC is required to liquidate and dissolve, its investors would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation in the value of LCCC’s shares and Rights following such a transaction. In addition, in the event LCCC’s liquidation and dissolution, the Rights would expire worthless.

Since the Sponsor, our directors, and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Extraordinary General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of (i) 1,725,000 ordinary shares that were purchased by the Sponsor for an aggregate purchase price of $25,000 prior to our IPO and (ii) 280,000 Private Placement Units purchased by the Sponsor for an aggregate purchase price of $2,800,000. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our Ordinary Shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors, and officers may have influenced their motivation in identifying and selecting its target business combination and consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Extraordinary General Meeting.

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The ability of our public shareholders to exercise redemption rights if the Extension is implemented with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Extension is implemented. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Ordinary Shares. As a result, you may be unable to sell your Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares if the Extension is implemented.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

Vote Required

The approval of the Charter Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by not less than two-thirds (2/3) of such holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment proposal.

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PROPOSAL 2: TRUST AMENDMENT PROPOSAL

Overview

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of April 29, 2025, by and between the Company and Wilmington Trust, N.A. (the “Trustee”), to allow the Company to extend the Current Termination Date up to twelve (12) times for an additional one (1) month each time by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of Public Shares in the IPO which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension (each, a “Monthly Extension Fee”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Consequences if the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five (5) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our board of directors, dissolve and liquidate. In the event we wind up, there will be no redemption rights or liquidating distributions with respect to our public rights or private placement rights and the public rights and private placement rights (collectively, the “Rights”) will expire worthless.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires an ordinary resolution, which is a resolution passed by a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

The Board will abandon and not implement the Trust Amendment Proposal unless our shareholders approve both the Charter Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our shareholders.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Trust Amendment proposal.

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PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by our shareholders, the chairman of the Extraordinary General Meeting may not be able to adjourn the Extraordinary General Meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

Vote Required

Approval of the Adjournment Proposal requires an ordinary resolution, which is a resolution passed by a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy, and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment, the Trust Amendment, or the Adjournment by contacting at the following address or telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Free: [877-870-8565]

Collect: [206-870-8565]

You may also obtain these documents by requesting them in writing from us by addressing such request to us at:

Lakeshore Acquisition III Corp.

667 Madison Avenue,

New York, NY 10065

(917) 327-9933

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than [•], 2026.

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ANNEX A

THE SECOND AMENDED AND

RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF

LAKESHORE ACQUISITION III CORP.

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THE COMPANIES ACT (REVISED)

OF THE CAYMAN ISLANDS

LAKESHORE ACQUISITION III CORP.

Exempted Company Limited By Shares

SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

THE COMPANIES ACT (REVISED)

OF THE CAYMAN ISLANDS

Exempted Company Limited By Shares

SECOND AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

LAKESHORE ACQUISITION III CORP.

(Adopted by special resolution passed on [date] 2026)

1	NAME

The name of the Company is Lakeshore Acquisition III Corp.

2	STATUS

The Company is an exempted company limited by shares.

3	REGISTERED OFFICE

The registered office of the Company is at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place as the Directors may from time to time decide.

4	OBJECTS AND CAPACITY

Subject to paragraph 9 of this Memorandum, the objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act or any other law of the Cayman Islands. The Company is a body corporate capable of exercising all the functions of a natural person of full capacity, irrespective of any question of corporate benefit.

5	SHARE CAPITAL

The share capital of the Company is US$50,000 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each.

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6	LIABILITY OF MEMBERS

The liability of each Member is limited to the amount from time to time unpaid on such Member’s Shares.

7	CONTINUATION

The Company may exercise the powers contained in the Companies Act to transfer and be registered by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be de-registered in the Cayman Islands.

8	DEFINITIONS

Capitalised terms used and not defined in this Memorandum of Association shall bear the same meaning as those given in the Articles of Association of the Company.

9	EXEMPTED COMPANY

The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

10	FINANCIAL YEAR

The financial year end of the Company is 31 December or such other date as the Directors may from time to time decide and annex to this Memorandum.

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THE COMPANIES ACT (REVISED)

OF THE CAYMAN ISLANDS

Exempted Company Limited By Shares

SECOND AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

LAKESHORE ACQUISITION III CORP.

(Adopted by special resolution passed on [date] 2026)

1	DEFINITIONS AND INTERPRETATION

1.1

The Regulations contained in Table A in the First Schedule to the Companies Act do not apply to the Company. In these Articles of Association, if not inconsistent with the context, the following words and expressions shall have the following meanings:

Affiliate means in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity;

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

Articles means these Articles of Association;

Audit Committee means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee;

Auditor means the person for the time being performing the duties of auditor of the Company (if any);

Business Combination means a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the target business), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq Capital Market, must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations;

business day means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City;

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Companies Act means the Companies Act (Revised) of the Cayman Islands, as amended or re-enacted from time to time;

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction;

Company means the above named company;

Company’s Website means the website of the Company and/or its web-address or domain name (if any);

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee;

Designated Stock Exchange means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Global Market;

Director means a director of the Company appointed in accordance with these Articles;

Distribution means a distribution, dividend (including an interim dividend) or other payment or transfer of property of the Company on or in respect of a Share (save in respect of its redemption or repurchase);

Electronic Communication means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors;

Electronic Record has the same meaning as in the Electronic Transactions Act;

Electronic Transactions Act means the Electronic Transactions Act (2003 Revision) of the Cayman Islands;

Exchange Act means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time;

Founders means all Members immediately prior to the consummation of the IPO;

Independent Director has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be;

IPO means the Company’s initial public offering of securities;

Member has the same meaning as in the Companies Act;

Memorandum means the Memorandum of Association of the Company;

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee;

Officer means any person appointed by the Directors to hold an office in the Company;

Ordinary Resolution means a resolution:

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(a)	passed by a majority of such Members as, being entitled to do so, vote in person or by proxy at a general meeting of the Company; or

(b)	approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members.

Ordinary Share means an ordinary share of a par value of US$0.0001 in the share capital of the Company;

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 900,000 units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions;

Public Share means an Ordinary Share issued as part of the units (as described in the Articles) issued in the IPO;

Redemption Notice means a notice in a form approved by the Company by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein;

Register of Directors and Officers means the register of Directors and Officers maintained by the Company in accordance with these Articles;

Register of Members means the register of Members referred to in these Articles;

Registrar means the Registrar of Companies and includes the Deputy Registrar of Companies;

Registered Office means the registered office for the time being of the Company;

Representative means a representative of the Underwriters;

Seal means any seal which has been duly adopted as the common seal of the Company and includes every duplicate seal;

Secretary means the person appointed to perform any or all of the duties of secretary of the Company, including any assistant secretary;

Securities and Exchange Commission means the United States Securities and Exchange Commission;

Share means a share in the capital of the Company, including a fraction of a share issued or authorised to be issued by the Company;

Special Resolution means a special resolution passed in accordance with Section 60 of the Companies Act, being a resolution:

(a)

passed by a majority of not less than two-thirds of such Members as, being entitled to do so, vote in person or by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a Special Resolution has been duly given; or

(b)	approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members;

Sponsor means RedOne Investment Limited, a BVI business company, and its successors or assigns.

Treasury Share means a Share that has been repurchased, redeemed, surrendered to or otherwise acquired by the Company and not cancelled;

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Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of units simultaneously with the closing date of the IPO, will be deposited;

Underwriter means an underwriter of the IPO from time to time and any successor underwriter;

Written includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange and electronic mail in accordance with the Electronic Transactions Act and in writing shall be construed accordingly.

1.2	In the Memorandum and these Articles, unless the context otherwise requires a reference to:

(a)	words importing the masculine gender include the feminine gender;

(b)	any Cayman Islands law or regulation, is a reference to such law or regulation as amended or re-enacted from time to time;

(c)	the singular includes the plural and vice versa;

(d)	a person includes all legal persons and natural persons;

(e)	legal persons include all forms of corporate entity and any other person having capacity to act in its own name created by or in accordance with the laws or regulations of any jurisdiction; and

(f)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record.

1.3	Headings are for ease of reference only and shall be disregarded in interpreting the Memorandum and the Articles.

2	COMMENCEMENT OF BUSINESS

2.1	Commencement. The business of the Company may be commenced at such time as determined by the Directors.

2.2	Commencement Costs and Expenses. The Directors may pay, out of capital or other money of the Company, all costs and expenses incurred in the establishment and registration of the Company.

3	REGISTERED SHARES

3.1	Registered Shares. The Company shall issue registered Shares only.

3.2	No Bearer Shares. The Company is not authorised to issue bearer Shares, convert registered Shares to bearer Shares or exchange registered Shares for bearer Shares.

4	SHARE CERTIFICATES

4.1

Share Certificates. Unless and until the Directors resolve to issue share certificates, no share certificate shall be issued, and the records of the shareholdings of each Member shall be in uncertified book entry form. If the Directors do resolve to issue share certificates in respect of any one or more classes of Shares, then every Member holding such Shares shall be entitled, upon written request only, to a certificate signed by a Director or Secretary, or any other person authorised by a resolution of the Directors, or under the Seal specifying the number of Shares held by him and the signature of the Director, Secretary or authorised person and the Seal may be facsimiles or affixed by electronic means pursuant to the Electronic Transactions Act. Share certificates shall be issued within the relevant time limit as prescribed by the Companies Act, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

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4.2

Indemnity and Replacement. Any Member receiving a certificate shall indemnify and hold the Company and its Directors and Officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed or, in connection with any proposed share transfer, a new certificate may be issued, on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by the Directors.

4.3	Joint Holders. If several Members are registered as joint holders of any Shares, any one of such Members may give an effectual receipt for any share certificate.

5	ISSUE OF SHARES AND OTHER SECURITIES

5.1	Issue.

(a)

Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Companies Act and the Articles) vary such rights.

(b)

The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

(c)

The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the Securities and Exchange Commission and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

5.2

Preferred Shares. Shares and other securities of the Company may be issued by the Directors with such preferred, deferred or other special rights, restrictions or privileges whether in regard to voting, Distributions, a return of capital, or otherwise and in such classes and series, if any, as the Directors may determine.

5.3

Ordinary Shares. Where the Directors issue a Share having no preferred, deferred, redemption or other special rights, it shall be issued as an ordinary Share and entitle the holder, subject to any other Share having any preferred, deferred, redemption or other special rights, to:

(a)	receive notice of, attend and vote at any general meeting of the Company and on any Ordinary Resolution or Special Resolution;

(b)	an equal share in any dividend or other Distribution paid by the Company; and

(c)	an equal share in the distribution of the surplus assets of the Company.

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5.4

Consideration for Share Issue. A Share may be issued for consideration in any form, including money, a promissory note or other written obligation to contribute money or property, real property, personal property (including goodwill and know-how), services rendered or a contract for future services.

5.5	Register of Members. The Register of Members kept by the Company shall contain:

(a)	the names and addresses of each Member;

(b)	a statement of the Shares held by each Member;

(c)	the distinguishing numbers of the Shares of each Member (if any);

(d)	the amount paid, or agreed to be considered as paid, on the Shares of each Member;

(e)	the date on which the name of each person was entered on the register as a Member; and

(f)	the date on which any person ceased to be a Member.

5.6

Commission. The Company is authorised to pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) for any Shares or procuring or agreeing to procure subscriptions (whether absolute or conditional) for any Shares.

6	VARIATION OF RIGHTS

6.1

Class Variation. If, at any time, the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied with the consent in writing of the holders of two-thirds of the issued Shares of that class or with the sanction of a Special Resolution passed at a separate general meeting of the holders of the Shares of the class. To every such separate general meeting the provisions of these Articles relating to general meetings shall, mutatis mutandis, apply, but so that the necessary quorum shall be one or more persons holding or representing by proxy one-third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll. For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

6.2

No Variation on Further Issue. The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

7	REDEMPTION, PURCHASE AND SURRENDER OF SHARES AND TREASURY SHARES

7.1

Redemption, Purchase and Surrender. Subject to the provisions of the Companies Act, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

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(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)

Ordinary Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration on a pro-rata basis to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in the Business Combination Article hereof.

Subject to the provisions of the Companies Act, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

7.2	Payment. The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act, including out of capital.

7.3	Surrender. The Directors may accept the surrender for no consideration of any fully paid Share.

7.4

Treasury Shares. All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share, other than as set out in this Article. The Company may:

(a)	cancel the Treasury Shares on such terms and in such a manner as the Directors may determine; and

(b)	transfer the Treasury Shares in accordance with Article 12.

7.5

No Participation. Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

7.6	No other Redemption. The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

7.7

Redemption in Kind. The Directors may, when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payments either in cash or in kind.

8	LIEN

8.1

All Monies Payable. The Company shall have a first and paramount lien on every Share, whether or not it is a fully paid Share, for all moneys, whether presently payable or not, called or payable at a fixed time in respect of that Share and for all debts, liabilities or other obligations owed, whether presently or not, by the Member or by one or more joint Members or by any of their estates to the Company (together, the Lien Amounts) but the Directors may, at any time, declare any Share to be wholly or in part exempt from this Article. The Company’s lien, if any, on a Share shall extend to all Distributions payable thereon. Any registration of the transfer of a Share shall operate to extinguish the Company’s lien on that Share.

8.2

Sale. The Company may sell, in such manner as the Directors think fit, any Shares in which the Company has a lien, but no sale shall be made unless some amount in respect of which the lien exists is presently payable and the period of fourteen days has elapsed after the Company has given a notice in writing, stating and demanding payment of such part of the presently payable amount, to the relevant Member.

8.3

Registration of Purchase. The Directors may authorise any person to transfer the Shares sold in accordance with this Article to the purchaser of such Shares. The purchaser shall be registered as the holder of the Shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale of the Shares in accordance with this Article.

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8.4

Application of Proceeds. The proceeds of the sale, net of any costs incurred by the Company in relation to the sale, shall be applied by the Company in payment of such part of the amount in respect of which the lien exists as is presently payable. The Company shall retain and have a lien over such part of the remainder of the proceeds as is equal to the Lien Amounts which exist but are not presently payable by the Member and may apply such proceeds against the Lien Amounts as and when they become payable and the residue shall be paid to the person entitled to the Shares at the date of the sale.

9	CALLS ON SHARES

9.1

Calls. The Directors may, from time to time, make calls upon the Members in respect of some or all of any moneys unpaid on their Shares, whether in respect of their par value or the premium payable on those Shares; each Member shall (subject to receiving at least 14 days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his Shares. A call may be required to be paid in instalments. The Directors may revoke or postpone a call at any time.

9.2

Joint Holders. The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof and the holder or joint holders of a Share at the time of a call shall remain liable to pay the call on that Share, notwithstanding any subsequent transfer of the Share being registered by the Company.

9.3

Interest on Calls. If a sum called in respect of a Share is not paid before or on the day appointed for payment of that call, the Member from whom such amount is due shall pay interest upon the sum at such rate as the Directors may determine from the day appointed for payment of the call to the time of the actual payment. The Directors shall have the discretion to waive payment of any such interest in full or in part.

9.4

Fixed Payment Dates. The provisions contained in these Articles in respect of calls shall apply to payments, whether on account of the amount of the Share, or by way of premium, to be made on the allotment of a Share or any date fixed on the issue of the Share as if the same had become payable by virtue of a call duly made and notified.

10	FORFEITURE

10.1

Failure to pay Call. If a Member fails to pay any call or instalment of a call in respect of Shares on the day appointed for payment, the Directors may serve a notice on such Member naming a further date not earlier than the expiration of 14 days from the date of service on or before which the payment required by the notice is to be made and containing a statement that in the event of non-payment the Shares, or any of them, will be liable to be forfeited.

10.2

Forfeiture. If the requirements of the notice referenced in this Article are not complied with the Company may forfeit the Shares together with any Distributions declared payable in respect of the forfeited Shares and not paid at any time before tender of payment.

10.3	No Refund. The Company is under no obligation to refund any moneys to the Member whose Shares have been forfeited.

10.4

Sale of Forfeited Share. A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. The proceeds of any sale or disposition of the forfeited Share may be received and used by the Company as the Directors determine.

10.5

Outstanding Liability. A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares together with interest.

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10.6

Certificate of Forfeiture. A certificate in writing under the hand of a Director or Officer stating that a Share has been duly forfeited on the date stated in the certificate shall be conclusive evidence of the facts stated in the certificate as against all persons claiming to be entitled to the Share. The Directors may authorize any person to transfer the Shares sold in accordance with this Article to the purchaser of such Shares. The purchaser shall be registered as the holder of the Shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale of the Shares in accordance with this Article.

10.7

Fixed Payment Dates. The provisions of this Article applying to forfeiture for failure to pay any call or instalment of a call shall apply to the failure to make payments, whether on account of the amount of the Share, or by way of premium, to be made on the allotment of a Share or any date fixed on the issue of the Share as if the same had become payable by virtue of a call duly made and notified.

11	TRANSMISSION OF SHARES

11.1

Legal Personal Representative. If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

11.2

Transmission. Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

11.3

Pre-Registration Status. A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

12	TRANSFER OF SHARES

12.1

Directors’ Consent. Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

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12.2

Instrument of Transfer. The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

12.3

Certificates. Subject to Article 4.2, where the Company has issued a certificate in respect of a Share proposed to be transferred, the transferor shall lodge, with the instrument of transfer, the original certificate relating to the Share being transferred.

12.4	Effective Date. The transfer of a Share is effective when the name of the transferee is entered on the Register of Members. Until such time, the transferor shall be deemed to remain a Member.

12.5

Lost Certificate. If the Directors are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may, on receipt of such indemnities as they may require:

(a)	accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	proceed to register the transferee’s name in the Register of Members.

12.6

Notification of Refusal. Where the Directors refuse to register a transfer of a Share, they shall, within two months after the date on which the transfer was lodged with the Company, notify the transferee of the refusal.

12.7	Transfer of Treasury Shares. The transfer of Treasury Shares may be for valuable consideration or otherwise, and at a discount to the par value of the Shares.

13	REGISTERED HOLDER DEEMED ABSOLUTE OWNER

13.1

The registered holder of a Share shall be treated as the absolute owner of such Share. No person shall be recognised by the Company as holding any Share upon trust and the Company shall not register nor be bound by or required to recognise any equitable or other interest of whatever nature in a Share other than an absolute right to the Share, irrespective of whether the Company has notice of such interest.

14	ALTERATION OF SHARE CAPITAL

14.1	Increase or Amendment. The Company may by Ordinary Resolution:

(a)	increase the share capital by such sum, to be divided into Shares of such amount, and with such rights, privileges, priorities and restrictions attached to them as the resolution shall prescribe;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	subject to section 13 of the Companies Act, sub-divide its existing Shares, or any of them, into Shares of smaller amounts than is fixed by the Memorandum; and

(d)	cancel any Shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

14.2	Reduction. Subject to the provisions of the Companies Act and these Articles, the Company may, by Special Resolution, reduce its share capital and any capital redemption reserve in any manner.

15	MEETINGS AND CONSENTS OF MEMBERS

15.1

Meetings. All meetings of Members shall be referred to as extraordinary general meetings unless the general meeting is an annual general meeting. The Company may but shall not be obliged to hold an annual general meeting.

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15.2	Directors Convene. Any Director may convene meetings of the Members at such times and in such manner and places within or outside the Cayman Islands as the Director considers necessary or desirable.

15.3

Members Convene. Upon the written request of Members entitled to exercise 10% or more of the voting rights in respect of the matter for which the meeting is requisitioned, any one or more of the Directors shall forthwith proceed to convene a meeting of Members. The written request of Members to requisition a meeting must state the objects of the meeting and must be signed by the Members requisitioning the meeting. The written request must be lodged at the Registered Office and may be delivered in counterpart.

15.4

Failure to Convene. If the Directors do not proceed to convene a meeting of Members within 21 days of the written request to requisition a meeting being lodged the requisitionists, or any of them together holding at least half of the voting rights of all of them, may convene the meeting of Members in the same manner as nearly as possible as that in which a meeting of Members may be convened by a Director. Where the requisitionists fail to convene the meeting of Members within three months of their right to convene the meeting arising, the right to convene the meeting of Members shall lapse.

15.5	Notice of Meeting. The Director convening a meeting shall give at least ten days’ notice of a meeting of Members to:

(a)	those Members whose names on the date the notice is given appear as Members in the Register of Members and are entitled to vote at the meeting; and

(b)	each of the Directors.

15.6

Failure to Give General Notice. A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90% of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

15.7

Failure to give Individual Notice. The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

15.8

Voting. No person shall be entitled to vote at any meeting of Members unless he is registered as a Member on the record date for such meeting and all calls or other moneys payable by him in respect of Shares have been paid at or before the record date. Subject to the rights and restrictions attached to any Shares and the provisions of this Article, each Member who is present in person, by its duly authorised representative or by proxy, shall have one vote and on a poll each Member shall have one vote for every Share of which he is the holder.

16	PROXIES

16.1	Proxies. A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

16.2

Production of Proxies. The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote. The notice of the meeting may specify an alternative or additional place or time at which the proxy shall be presented.

16.3

Form of Proxy. An instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or may appoint a standing proxy until notice of revocation is received at the Registered Office or at such place or places as the Directors may otherwise specify for the purpose.

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16.4	Joint Ownership and Proxies. Where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly, each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one.

16.5

Corporate Members. Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

16.6

Clearing House. If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

17	PROCEEDINGS OF SHAREHOLDER MEETINGS

17.1

Chairman of Member Meeting. At every meeting of Members, the chairman of the board of Directors shall preside as chairman of the meeting. If there is no chairman of the board of Directors or if he is not present at the meeting within fifteen minutes of the time appointed after the meeting or if he is unwilling to act the Directors present shall elect the chairman of the meeting.

17.2

Adjournment. The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

17.3

Conference Call. A Member, or his duly authorised representative or proxy, shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means by means of which all the persons participating in the meeting are able to hear each other.

17.4

Objections. No objection shall be raised to the qualification of any voter except at the meeting of members or adjourned meeting of Members at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time shall be referred to the chairman whose decision shall be final and binding on all parties.

17.5

Casting of Votes. A Member holding more than one Share need not cast the votes in respect of the Shares held by him in the same way on any resolution for which a poll is taken. A person appointed as the authorised representative or proxy of a Member may cast the votes in respect of the Shares for which he is appointed in a like manner.

17.6

Quorum. No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

17.7

No Quorum. If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved; in any other case it shall stand adjourned to the next business day in the jurisdiction in which the meeting was to have been held at the same time and place or to such other time and place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Members present shall be a quorum.

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17.8

Polls. At any meeting of the Members the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting. The minutes of the meeting shall be conclusive evidence of the fact that a resolution was carried or not without proof of the number or proportion of the votes recorded in favour of or against such resolution.

17.9	Director Participation. Directors may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

17.10

Unanimous Written Resolutions. Any Ordinary or Special Resolution of Members and any other action that may be taken by the Members at a meeting may also be taken by a resolution consented to in writing, without the need for any notice, by all Members who would have been entitled to attend and vote at a meeting called for the purpose of passing such a resolution or taking any other action. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the latest date borne by the counterparts.

17.11

Postpone. If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

18	APPOINTMENT AND REMOVAL OF DIRECTORS

18.1

Number of Directors. The Company shall have a board of Directors consisting of not less than one Director. The Company may by Ordinary Resolution impose a maximum or minimum number of Directors required to hold office at any time and vary such limits from time to time.

18.2

Appointment and Removal of Directors. The Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director. The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

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18.3

Term. The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Companies Act or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

18.4	Vacation. The office of a Director shall be vacated if:

(a)	he gives notice in writing to the Company that he resigns the office of Director; or

(b)

he absents himself (without being represented by an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and they pass a resolution that he has by reason of such absence vacated office; or

(c)	he dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)	he is found to be or becomes of unsound mind; or

(e)	all the other Directors (being not less than two in number) resolve that he should be removed as a Director.

19	REGISTER OF DIRECTORS AND OFFICERS

19.1	Details. The Register of Directors and Officers shall contain:

(a)	the names and addresses of the persons who are Directors and Officers;

(b)	the date on which each person whose name is entered in the register was appointed as a Director or Officer; and

(c)	the date on which each person named as a Director or Officer ceased to be a Director or Officer.

20	POWERS OF DIRECTORS

20.1

Management by Directors. Subject to the provisions of the Companies Act, the Memorandum, these Articles and any directions given by Ordinary Resolution, the business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors. The Directors shall have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company as are not by the Companies Act, the Memorandum, these Articles or the terms of any Special Resolution required to be exercised by the Members. No alteration of the Memorandum or these Articles or any direction given by Ordinary or Special Resolution shall invalidate any prior act of the Directors that was valid at the time undertaken. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

20.2

Good Faith. Each Director shall exercise his powers for a proper purpose. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

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20.3

Acting in Vacancy. The continuing Directors may act notwithstanding any vacancy in their body, but if and for so long as their number is below any minimum number of Directors fixed by or pursuant to these Articles, the continuing Directors may act for the purpose of passing a resolution to appoint further Directors to the board of Directors and of convening a meeting of Members to appoint further Directors but for no other purpose.

20.4

Indebtedness and Security. The Directors may exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to issue debentures, debenture stock, mortgages, bonds and other such securities and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

21	PROCEEDINGS OF DIRECTORS

21.1

Quorum. The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office. A person who holds office as an alternate Director shall be counted in the quorum. A Director who also acts as an alternate Director shall count twice towards the quorum.

21.2

Voting. Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall not have a second or casting vote. A Director who is also an alternate Director shall be entitled to a separate vote on behalf of his appointor in addition to his own vote.

21.3

Conference Call. A person may participate and vote in a meeting of the Directors or committee of Directors by telephone or other electronic means by means of which all the persons participating in the meeting are able to hear each other. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is at the start of the meeting.

21.4

Unanimous Written Resolution. A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of Directors (an alternate Director being entitled to sign any such resolution on behalf of his appointor) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

21.5

Notice of Meetings. A Director may, or other Officer on the requisition of a Director shall, call a meeting of the Directors by at least two days' notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held.

21.6

Chairman of the Board. The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

21.7

Defects. Absent fraud, all acts done by any meeting of the Directors or a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or alternate Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director or alternate Director as the case may be.

22	PRESUMPTION OF ASSENT

22.1

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof. Such right to dissent shall not apply to a Director who voted in favour of such action.

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23	DIRECTORS' INTERESTS

23.1

Other Office. A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine. A Director may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

23.2

No Exclusivity. A Director or alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

23.3

Disclosure of Interests. No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any other contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

23.4

General Notice of Interests. A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

24	MINUTES

24.1

The Directors shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of Directors including the names of the Directors or alternate Directors present at each meeting.

25	DELEGATION OF DIRECTORS' POWERS

25.1

Delegation. The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

25.2

Committees. The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees or local boards. Any such appointment may be made subject to any conditions the Directors may impose, and may be revoked or altered. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

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25.3

Charters. The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

25.4

Agent. The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

25.5

Third Party Delegation. The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

25.6

Officers. The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an officer may be removed by the Directors.

26	ALTERNATE DIRECTORS

26.1

Alternate Appointment. Any Director (other than an alternate Director) may by writing in notice to the Company appoint any other Director, or any other person willing to act, to be an alternate Director.

26.2

Conduct of Alternates. An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, and, save as expressly provided herein, to perform all the functions and exercise all of the powers of his appointor as a Director in his absence.

26.3	Automatic termination. An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

26.4

No Agency. An alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

27	NO MINIMUM SHAREHOLDING

27.1

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

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28	REMUNERATION OF DIRECTORS

28.1

Office Remuneration. The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

28.2

Additional Remuneration. The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

29	INDEMNIFICATION

29.1

Indemnity and Exclusion of Liability. Every Director, alternate Director or Officer shall be indemnified out of the assets of the Company against any liability incurred by him as a result of any act or failure to act in carrying out his functions other than such liability (if any) that he may incur by his own actual fraud or wilful default. No such Director, alternate Director or Officer shall be liable to the Company for any loss or damage in carrying out his functions unless that liability arises through the actual fraud or wilful default of such Director or officer. References in this Article to actual fraud or wilful default mean a finding to such effect by a competent court in relation to the conduct of the relevant party.

29.2

Advancement of Expenses. Expenses, including legal fees, incurred by a Director, alternate Director or Officer, or former Director, alternate Director or Officer in defending any legal, administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by such party to repay the amount if it shall ultimately be determined that such Director, alternate Director or Officer is not entitled to be indemnified by the Company and upon such terms and conditions, if any, as the Company deems appropriate.

29.3

Insurance. The Company may purchase and maintain insurance in relation to any person who is or was a Director, alternate Director, Officer or liquidator of the Company, or who at the request of the Company is or was serving as a Director, alternate director, Officer or liquidator of, or in any other capacity is or was acting for, another body corporate or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity.

30	RECORDS

30.1	Registered Office Records. The Company shall keep the following documents at the Registered Office:

(a)	the Certificate of Incorporation and any Certificate on Change of Name;

(b)	a copy of the Memorandum and Articles;

(c)	the Register of Directors and Officers; and

(d)	to the extent the Company has created a security interest over any of its assets the Register of Mortgages and Charges required to be maintained by the Company under Section 54 of the Companies Act.

30.2	Other Corporate Records. The Company shall keep the following records at the Registered Office or at such other place or places, within or outside the Cayman Islands, as the Directors may determine:

(a)	minutes of meetings, Ordinary Resolutions and Special Resolutions of Members and classes of Members;

(b)	the Register of Members; and

(c)	minutes of meetings and Resolutions of Directors and committees of Directors.

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30.3

Electronic Form. All of the registers and records kept by the Company under these Articles shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

31	SEAL

31.1

Use of Seal. The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or an Officer or other person appointed by the Directors for the purpose.

31.2

Duplicate Seal. The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

31.3

Authentication and Filing. A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

32	DISTRIBUTIONS

32.1

Payment of Distributions. Subject to the Companies Act and this Article, the Directors may declare and pay out of the funds of the Company lawfully available for such purpose a Distribution at a time and of an amount they think fit. No Distribution shall be paid except out of the realised and unrealised profits of the Company, and/or out of the share premium account and/ or as otherwise permitted by the Companies Act.

32.2

Ranking. Except as otherwise provided by the rights attached to Shares, all Distributions shall be declared and paid according to the par value of the Shares that a Member holds. The Company may pay Distributions in proportion to the amount paid upon each Share where a larger amount is paid up on some Shares than on others. If any Share is issued on terms providing that it shall rank for Distributions as from a particular date, that Share shall rank for Distributions accordingly.

32.3	Deductions. The Directors may deduct from any Distribution payable to any Member all sums of money, if any, then payable by him to the Company on account of calls or otherwise.

32.4

Distribution in Kind. The Directors may declare that any Distribution be paid wholly or partly by the distribution of specific assets and in particular of shares, debentures, or securities of any other company or in any one or more of such ways and the Directors may settle the same as they think expedient and in particular may issue fractional Shares and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Directors.

32.5

Payment. Any Distribution payable in cash in respect of Shares may be paid by electronic funds transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Distributions payable in respect of the Shares held by them as joint holders.

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32.6	No Interest. No Distribution shall bear interest as against the Company and no distribution shall be paid on Treasury Shares.

32.7

Unclaimed Payments. Any Distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date of declaration of such Distribution may, in the discretion of the Directors, be paid into a separate account in the Company's name, provided that the Company shall not be constituted as a trustee in respect of that account and the Distribution shall remain as a debt due to the Member. Any Distribution which remains unclaimed after a period of six years from the date of declaration of such Distribution shall be forfeited and shall revert to the Company.

33	CAPITALISATIONS

33.1

Capitalisations. The Directors may capitalise any sum standing to the credit of any of the Company's reserve accounts (including share premium account and capital redemption reserve) or to the credit of profit and loss account or otherwise available for distribution and appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a Distribution of profits by way of dividend and apply such sum on their behalf in paying up in full unissued Shares for issue, allotment and distribution credited as fully paid-up to and amongst them in the proportions aforesaid. In such event the Directors may make such provisions as they think fit in the case of Shares becoming distributable in fractions.

34	RECORD DATE

34.1

Record Date Determination. For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days. In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Distribution, or in order to make a determination of Members for any other purpose.

34.2

No Record Date Chosen. If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

35	REPRESENTATION

35.1

Representation of Legal Persons. The right of any individual to speak for or represent a Member or a Director being a legal person shall be determined by the law of the jurisdiction where, and by the documents by which, such legal person is constituted or derives its existence but save where an objection has been raised by a Member or a Director, the Directors shall not be obliged to verify the rights of individuals purporting to speak for or represent legal persons. In case of doubt, the Directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

36	ACCOUNTS

36.1

Accounts. The Company shall keep proper books of account with respect to (a) all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure takes place; (b) all sales and purchases of goods by the Company; and (c) the assets and liabilities of the Company, that in each case, are sufficient to give a true and fair view of the Company’s affairs and to explain its transactions.

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36.2

Inspection. The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Companies Act or authorised by the Directors or by the Company in general meeting.

36.3

Financial Information. The Directors may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

37	AUDIT

37.1	Auditor. The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

37.2

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

37.3

If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

37.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

37.5

If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

37.6

Access Right. Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for any audit.

37.7

Auditor Reports. Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

37.8

Payment. Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

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37.9

Compliance. The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

37.10

Financial Expert. At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The "audit committee financial expert" shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

38	NOTICES

38.1

Calculation of Elapsed Time. Subject to the laws of the Cayman Islands, where any period of time is expressed as required for the giving of any notice or in any other case where some other action is required to be undertaken within or omitted from being taken during a specified period of time, the calculation of the requisite period of time will not include the day on which the notice is given (or deemed to be given) or the day on which the event giving rise to the need to take or omit action occurred, but shall include the day on which the period of time expires.

38.2

Delivery of Notices. Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Any notice, if posted from one country to another, is to be sent airmail. Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

38.3	Deemed Receipt. Where a notice is sent by:

(a)

courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)

post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)

cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)

e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

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38.4

Notices of General Meeting. A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred. Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

39	VOLUNTARY LIQUIDATION

39.1	Subject to the Companies Act, the Company may by Special Resolution be wound up voluntarily.

40	WINDING UP

40.1

Distribution of Assets. If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

40.2

Valuation of Assets. If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution and any other sanction required by the Companies Act, divide amongst the Members in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

41	CONTINUATION

41.1

The Company may, subject to the provisions of the Companies Act and with the approval of a Special Resolution, transfer and be registered by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and be de-registered in the Cayman Islands.

42	AMENDMENT OF THE MEMORANDUM AND ARTICLES

42.1

Subject to the Companies Act and the rights attaching to any class or series of Shares, the Company may by Special Resolution change its name or alter or amend these Articles and/ or the Memorandum in whole or in part.

43	MERGERS AND CONSOLIDATIONS

43.1

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Companies Act) upon such terms as the Directors may determine and (to the extent required by the Companies Act) with the approval of a Special Resolution.

44	BUSINESS COMBINATION

44.1

Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

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44.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

44.3

If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

44.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

44.5

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 20 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the Redemption Price), but only in the event that the applicable proposed Business Combination is approved and consummated.

44.6

A Member may not withdraw a Redemption Notice once submitted to the Company unless the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

44.7	In the event that the Company does not consummate a Business Combination pursuant to Article 44.16, or at such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than five business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$50,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

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44.8	In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption of the Public Shares or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination pursuant to Article 44.16; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

44.9

A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

44.10

After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.

44.11	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any Director or Officer and any Affiliate of such Director or Officer.

44.12

A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

44.13

As long as the securities of the Company are listed on the Nasdaq Capital Market, the Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated with another blank cheque company or a similar company with nominal operations.

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44.14

The Company may enter into a Business Combination with a target business that is Affiliated with a Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to consummate a Business Combination with a target that is Affiliated with a Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another valuation or appraisal firm that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that is a member of the United States Financial Industry Regulatory Authority or an independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

44.15

The Company may effectuate its initial Business Combination with a company that is headquartered in North America, South America, Europe and Asia including the Mainland of the People’s Republic of China (the Mainland China), the Hong Kong Special Administrative Region of China (Hong Kong) or the Macau Special Administrative Region of China (Macau) or conducts a majority of its operations in the Mainland China, Hong Kong or Macau.

44.16

The Company will have until the later of (1) 15 months from the closing of this offering to consummate its initial Business Combination and (2) such a later date that the Company may extend from 15 months after the closing of the offering up to 12 times, each by an additional 1 month, for a total of up to 12 months from August 1, 2026 to August 1, 2027 (for a total of up to 27 months after the consummation of the offering). In addition, if the Company anticipates that it may not be able to consummate its initial Business Combination within 27 months, the Company’s Sponsor may, but is not obligated to, extend the period of time to consummate a Business Combination with such terms the Company’s Sponsor considers desirable under the market conditions.

45	BUSINESS OPPORTUNITIES

45.1

To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (the Management) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for the Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, the Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

45.2

Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Management, about which a Director and/or Officer who is also a member of the Management acquires knowledge.

45.3

To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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ANNEX B

PROPOSED AMENDMENT NO. 1

TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2026, to the Investment Management Trust Agreement is made by and between Lakeshore Acquisition III Corp. (the “Company”) and Wilmington Trust, N.A., as trustee (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated April 29, 2025 (the “Original Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account (as defined Original Trust Agreement) under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company held on [●], 2026 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination up to twelve (12) times from August 1, 2026 (the “Termination Date”) to August 1, 2027, each by an additional one (1) month (each an “Extension”) for a total of twelve (12) months after the Termination Date (i.e., for a total of up to thirty (27) months after the consummation of its initial public offering (the “IPO”)), assuming a business combination has not occurred; and (ii) a proposal to amend the Original Trust Agreement to permit the Company to extend the Termination Date up to twelve (12) times for an additional one (1) month each time from August 1, 2026 to August 1, 2027 by depositing into the Trust Account an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public in the IPO which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) 15 months after the closing of the Offering, (2) such a later date that the Company may extend from 15 months after the closing of the Offering up to twelve (12) times, each by an additional one (1) month, for a total of up to twelve (12) months from August 1, 2026 to August 1, 2027 (for a total of up to twenty-seven (27) months after the consummation of the IPO) by depositing into the Trust Account an amount equal to $[ ], and (3) such a later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of associations (the “Memorandum and Articles”); provided, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date; provided, further, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;

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2. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Original Trust Agreement as required by Section 6(c) of the Original Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Original Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

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LAKESHORE ACQUISITION III CORP.

PRELIMINARY PROXY FOR

THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [•], 2026 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/[•]. The Proxy Statement is available at https://www.[•]. We encourage shareholders to attend the Extraordinary General Meeting virtually.

The undersigned hereby appoints Deyin (Bill) Chen with full power of substitution, as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Lakeshore Acquisition III Corp., to be held at [•] a.m. Eastern Time on [•], 2026 (the “Extraordinary General Meeting”) at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, and virtually via webcast at https://loeb.zoom.us/[•], and any postponement or adjournment thereof, and to vote as if the undersigned were then and there present on all matters set forth in the Notice of Extraordinary General Meeting, dated [•], 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1. As a special resolution, a proposal to amend and restate (the “Charter Amendment”) the Company’s current amended and restated memorandum and articles of association (the “Charter”) to extend the date by which it has to consummate a business combination from August 1, 2026 (the “Current Termination Date”) to August 1, 2027, for an additional twelve months on a month-to-month basis (each an “Extension” and each such date, as so extended, the “Extended Termination Date”), by deleting the Charter in its entirety and substituting it by the adoption of the second amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”) (we refer to this proposal as the “Charter Amendment Proposal”);

For ☐	Against ☐	Abstain ☐

2. As an ordinary resolution, a proposal to approve an amendment to the Investment Trust Agreement dated April 29, 2025 by and between the Company and Wilmington Trust, N.A. (the “Trustee”) in the form set forth in Annex B to the accompanying Proxy Statement (the “Trust Amendment”), to allow the Company to extend the Current Termination Date up to twelve (12) times for an additional one (1) month each time by depositing into the trust account (the “Trust Account”) an amount equal to $0.033 multiplied by the number of ordinary shares sold to the public (the “Public Shares”) in the Company’s initial public offering (the “IPO”) which remain outstanding after giving effect to the shares that are redeemed in connection with the vote on the Charter Amendment Proposal for each one-month extended, up to $67,500 per one-month extension (each, a “Monthly Extension Fee”) (we refer to this proposal as the “Trust Amendment Proposal”).

For ☐	Against ☐	Abstain ☐

3.As an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS OR HER DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

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Dated:

Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting (Circle one): Yes   No

Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

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